UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

PHARMACOPEIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27118	33-0557266
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 5350, Princeton, New Jersey		08543-5350
(Address of principal executive offices)		(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 5.                                                             OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 26, 2004, Pharmacopeia, Inc. announced that its stock would begin trading under the symbol “ACCL” effective February 27, 2004.  A copy of Pharmacopeia’s press release is furnished as an exhibit to this report.

Item 7.                                                             FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 26, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA, INC.

By:	/s/ Arthur E. Roke, CPA
Arthur E. Roke, CPA, Vice
President and Chief Accounting Officer

Date:                    February 27, 2004